APF II RESI O4B-24A, LLC Form ABS-15G

EXHIBIT 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by APF II Resi O4B, LLC through a bulk purchase. The review included a total of 502 newly originated residential mortgage loans acquired through a bulk purchase, in connection with the securitization identified as HOMES 2025-NQM1 (the “Securitization”). The Review was conducted from July 2024 through January 2025 on mortgage loans originated between July 2024 and December 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test

iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (502 loans in total):

Three hundred twenty-three (323) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Fourteen (14) loans had a Secondary Appraisal, thirty-five (35) loans had an AVM, and one hundred seventy (170) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were two (2) occurrences of this.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred two (502) mortgage loans reviewed, two hundred fourteen (214) unique mortgage loans (42.63% by loan count) had a total of four hundred twenty-seven (427) discrepancies across thirty-six (36) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	81	18.97%
QM Qualifying Total Debt Income Ratio	60	14.05%
Qualifying Total Reserves Number of Months	48	11.24%
Credit QM/ATR Designation	31	7.26%
Application Date	24	5.62%
Months Reserves	22	5.15%
DSCR	20	4.68%
PITIA	20	4.68%
Qualifying Total Debt Income Ratio	18	4.22%
Qualifying FICO	12	2.81%
Seller Name	11	2.58%
Loan Program	11	2.58%
Gross Rent	8	1.87%
Borrower 1 Last Name	6	1.41%
Number of Borrowers	6	1.41%
Property Type	6	1.41%
Calculated DSCR	5	1.17%
Closing/Settlement Date	5	1.17%
LS PITIA	5	1.17%
Monthly Taxes	3	0.70%
Monthly Insurance	3	0.70%
Cash Disbursement Date	3	0.70%
LS Monthly Taxes	2	0.47%
Loan Product Type	2	0.47%
LTV	2	0.47%
P&I	2	0.47%
Closing Date	2	0.47%
Sales Price	1	0.23%
Property City	1	0.23%
Co-Borrower Last Name	1	0.23%
Property Value	1	0.23%
Co-Borrower First Name	1	0.23%
Borrower 1 Self-Employment Flag	1	0.23%
Property County	1	0.23%
Borrower Last Name	1	0.23%
LS Monthly Insurance	1	0.23%
Grand Total	427	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	454	190,339,393.00	90.44%
Event Grade B	48	30,197,249.00	9.56%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	502	220,536,642.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	468	93.23%
Event Grade B	34	6.77%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	502	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	259	97.74%
Event Grade B	6	2.26%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	265	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	492	98.01%
Event Grade B	10	1.99%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	502	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	348
		Credit Report Aged	11
		Deed Missing or Defective	10
		Income and Employment Do Not Meet Guidelines	7
		Hazard Insurance Effective Date is after the Disbursement Date	6
		Entity Documentation - Missing or Defective	6
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	6
		Borrower 1 Gap Credit Report is Missing	6
		Title Insurance Missing or Defective	5
		Borrower 1 3rd Party VOE Prior to Close Missing	5
		Background Check Missing or Defective	5
		Credit Report Missing or Defective	5
		ATR: Current Employment Not Verified	5
		Sales Contract Missing or Defective	4
		Audited HCLTV Exceeds Guideline HCLTV	3
		The Final 1003 is Incomplete	3
		Title Insurance Coverage - Inadequate Coverage	3
		Approval/Underwriting Summary Partially Provided	3
		Borrower 1 CPA Letter Missing	3
		Audited LTV Exceeds Guideline LTV	3
		Audited CLTV Exceeds Guideline CLTV	3
		Purchase Contract is Expired	3
		Audited DTI Exceeds Guideline DTI	2
		Insufficient Assets to Close	2
		Asset Qualification Does Not Meet Guideline Requirements	2
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
		Missing Letter of Explanation (Credit)	2
		Borrower 2 Gap Credit Report is Missing	2
		Asset Documentation Missing or Defective	2
		Flood Certificate Missing	2
		Closing Documentation Missing or Defective	2
		Insufficient Assets for Reserves	2
		Hazard Insurance Missing or Defective	2
		The Note is Incomplete	2
		HO6 Insurance Policy Effective Date is after the Note Date	2
		Housing History Does Not Meet Guideline Requirements	2
		Excessive LTV Ratio	2
		Hazard insurance dwelling coverage is not sufficient	2
		Approval/Underwriting Summary Not Provided	1
		Potential Occupancy/Current Address Issues identified in the file	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Borrower 2 Credit Report is Expired	1
		Borrower 1 Executed 4506-T Missing	1
		Borrower 2 Credit Report is Missing	1
		Title Coverage is Less than Subject Lien	1
		Hazard Insurance Policy is Missing	1
		OFAC Check Not Completed and/or Cleared	1
		Hazard Insurance Policy is Partial	1
		Delinquent Credit History Does Not Meet Guideline Requirements	1
		All Interested Parties Not Checked with Exclusionary Lists	1
		Security Instrument Missing or Defective	1
		Borrower 2 residency documentation not provided or issue with documentation	1
		Borrower 1 Separation Agreement Missing	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Guideline Seasoning not Met	1
		Borrower information on 1003 is incomplete	1
		Borrower 1 Credit Report is Incomplete	1
		Asset 1 Does Not Meet Guideline Requirements	1
		Payment shock exceeds guideline	1
		Missing income documentation	1
		PUD Rider is Missing	1
		Closing Protection Letter Missing or Defective	1
		Purchase is not considered to be an Arm's Length Transaction	1
		Missing Taxpayer First Act Disclosure	1
		Satisfactory Chain of Title not Provided	1
		Missing Verification of Mortgage	1
		Subject Property Address on Note does not match Insured Property Address	1
		ATR: Reasonable Income or Assets Not Considered	1
		The Final 1003 is Missing	1
		Missing VOM or VOR	1
		Third Party Fraud Report not Provided	1
		Mortgage Insurance Cert Missing	1
		Flood Insurance Effective Date is after the Disbursement Date	1
		Mortgage Payment History Missing or Defective	1
		Trade line count does not meet program requirements	1
		Borrower 1 Credit Report is Expired	1
		Entity Documentation - Missing or Defective	1
		No evidence of required debt payoff	1
		Total Credit Grade (A) Exceptions:	525
	B	Housing History Does Not Meet Guideline Requirements	6
		Payment shock exceeds guideline	6
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	4
		Excessive LTV Ratio	3
		Minimum Credit Trade Line Requirement Not Met	2
		Insufficient Assets for Reserves	2
		Guideline Seasoning not Met	2
		Borrower residency documentation not provided or issue with documentation	1
		Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	1
		Qualifying Credit Score does not meet eligibility requirement(s)	1
		Unacceptable Mortgage History	1
		Occupancy Not Allowed	1
		Credit history does not meet guidelines	1
		Purchase Contract is Expired	1
		Delayed Financing NOT available for Foreign National borrowers	1
		Insufficient Assets to Close	1
		Audited Loan Amount is greater than Guideline Minimum Loan Amount	1
		HO6 Insurance Policy Effective Date is after the Note Date	1
		Total Credit Grade (B) Exceptions:	36

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	A	No Compliance Findings	126
		Higher-Priced Mortgage Loan Test	40
		Charges That Cannot Increase Test	12
		Missing Credit Score Disclosure (FACTA)	11
		CA AB 260 Higher-Priced Mortgage Loan Test	6
		Initial Loan Estimate Delivery Date Test (from application)	6
		Initial Closing Disclosure Delivery Date Test	5
		Charges That In Total Cannot Increase More Than 10% Test	4
		Missing Required Affiliated Business Disclosure	3
		Homeownership Counseling Disclosure Is Missing	3
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	3
		NC Rate Spread Home Loan Test	2
		TILA Finance Charge Test	2
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	2
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	2
		Lender Credits That Cannot Decrease Test	2
		MD COMAR Higher-Priced Mortgage Loan Test	2
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	2
		Missing Service Provider List	1
		eSigned Documents Consent is Missing	1
		TRID: Missing Loan Estimate	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		S.C. Code Ann.§ 37-23-20(8); 37-23-70(A) - Tangible Net Benefit Disclosure, or worksheet when applicable, is missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference, Right to Choose Attorney disclosure was not provided	1
		TILA Right of Rescission Test	1
		Qualified Mortgage Safe Harbor Threshold	1
		Insufficient Evidence of Tangible Net Benefit to Borrower	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		Total Compliance Grade (A) Exceptions:	243
	B	Charges That In Total Cannot Increase More Than 10% Test	4
		Charges That Cannot Increase Test	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Total Compliance Grade (B) Exceptions:	7

Exception Type	Exception Level Grade	Exception Category	Total
Property	A	No Property Findings	248
		Appraisal Review - Missing	8
		Ineligible Project – Litigation	3
		Hazard Insurance Missing or Defective	2
		Third Party Valuation Product Not Provided within 10% Tolerance	2
		Subject Property Lease - Missing or Defective	2
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
		Completion Report or 1004D - Missing	1
		Condo Approval Missing	1
		Short Term Rental Documentation Missing or Defective	1
		HOA Questionnaire is Missing	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Appraisal Review - Missing	1
		Flood Certificate Missing or Defective	1
		Total Property Grade (A) Exceptions:	274
	B	Ineligible Property – Square Footage	4
		Property Issue(s) are Present	2
		Full Review – Project Delinquency	2
		Property/Appraisal General	1
		Hazard Insurance Missing or Defective	1
		Total Property Grade (B) Exceptions:	10

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.